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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



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
Date of Report (Date of earliest event reported):  November 19, 2001  (November 16, 2001)
                                                                     ---------------------
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                            Verso Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



   Minnesota                    0-22190                         41-1484525
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(State or other         (Commission File Number)              (IRS Employer
jurisdiction of                                               Identification
 incorporation)                                                  Number)


  400 Galleria Parkway, Suite 300, Atlanta, Georgia                30326
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:   (678) 589-3500
                                                   -----------------------------





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Item 2.  Acquisition or Disposition of Assets.

         On November 16, 2001, Verso Technologies, Inc., a Minnesota corporation (the "Company"), announced that it had consummated the merger (the "Merger") of Titan Acquiring Sub, Inc., a Georgia corporation and a wholly-owned subsidiary of the Company ("Titan"), with and into Telemate.Net Software, Inc., a Georgia corporation ("Telemate"), whereby Telemate became a wholly-owned subsidiary of the Company pursuant to that certain Agreement and Plan of Merger dated as of May 4, 2001, as amended by the First Amendment thereto dated as of June 1, 2001, by and among the Company, Titan and Telemate (as so amended, the "Merger Agreement").

         Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of Telemate's common stock, par value $.01 per share (the "Telemate Common Stock"), outstanding immediately prior to the Effective Time was converted into the right to receive a pro rata portion of the merger consideration calculated pursuant to the Merger Agreement, which provides for adjustments to the merger consideration and the associated exchange ratio based on the amount of Telemate's unrestricted cash and the number of Telemate's vested-in-the-money stock options at the closing of the Merger. On November 16, 2001, Telemate had $19.9 million in unrestricted cash and the number of Telemate's vested in-the-money stock options equaled 1,134,832. Accordingly, based on the average closing price for the ten days immediately prior to the closing of the Merger of the Company's common stock, par value $.01 per share (the "Company Common Stock"), of $0.67 per share and the 9,449,645 outstanding shares of Telemate Common Stock as of November 16, 2001, Verso and Telemate have calculated the exchange ratio for the Merger to equal 2.62, which results in Telemate shareholders receiving 2.62 shares of Company Common Stock for each share of Telemate Common Stock that they own.

         Pursuant to the Merger Agreement and effective as of the Effective Time, the Company has appointed two persons selected by Telemate and acceptable to the Company, Richard L. Mauro and Murali Anantharaman, to serve on the Company's board of directors.

         Also pursuant to the Merger Agreement, at the closing of the Merger the officers and directors of Telemate and the Telemate shareholders known to Telemate to hold 10% or greater of the outstanding Telemate Common Stock each delivered to the Company an executed Affiliate Agreement, a form of which is listed as Exhibit 99.1 to this Report (the "Affiliate Agreement"), which agreement provides that such persons will not offer to sell or otherwise dispose of any shares of the Company Common Stock issued to such persons pursuant to the Merger, except in accordance with the terms of the Affiliate Agreement, which includes certain restrictions on the timing and the volume of sales of such Company Common Stock by such persons.

         The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase.

         The merger consideration in the Merger was determined as a result of negotiations between the Company and Telemate, and the Merger was approved by the boards of directors and shareholders of the Company, Telemate and Titan. Prior to the Merger, neither the Company nor any of its affiliates, directors or officers, nor any associate of any such director or officer, had any relationship with Telemate.


                                       2
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         The description contained herein of the Merger and the Merger Agreement is qualified in its entirety by reference to (i) the full text of the Merger Agreement and the amendment thereto which are listed as Exhibits 2.1 and 2.2 to this Report, and (ii) the Joint Proxy Statement/Prospectus dated October 12, 2001, constituting a part of the Registration Statement on Form S-4/A (No. 333-62262) filed by the Company with the Securities and Exchange Commission (the "SEC") on October 12, 2001, and declared effective by the SEC on October 15, 2001 (the "Registration Statement"). The securities issued in connection with the Merger were issued pursuant to the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) - (b)         Financial  Statements and Pro Forma Financial
Information. All required financial statements and pro forma financial information have been filed with the SEC as part of the Registration Statement.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated as of May 4, 2001, among the Company, Telemate and Titan. (The schedules to the Agreement and Plan of Merger have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the SEC upon request.) (*)

                  2.2 First Amendment to the Agreement and Plan of Merger dated as of June 1, 2001, among the Company, Telemate and Titan. (**)

                  4.1 Amendment of Articles of Incorporation of the Company.

                  4.2      Amendment to Bylaws of the Company.

                  99.1 Form of Affiliate Agreement executed in connection with the Merger Agreement. (*)

                  99.2     Press Release dated November 16, 2001.

                  (*) Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on May 16, 2001.

                  (**) Incorporated by reference to Amendment No. 1 to the Company's Current Report on Form 8-K/A filed with the SEC on June 4, 2001.


                                       3
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     VERSO TECHNOLOGIES, INC.



                                     By: /s/ Juliet M. Reising
                                        ---------------------------------------
                                           Juliet M. Reising
                                           Executive Vice-President and Chief
                                           Financial Officer


Dated:  November 19, 2001


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                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Merger dated as of May 4, 2001, among the Company, Telemate and Titan. (The schedules to the Agreement and Plan of Merger have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the SEC upon request.) (*)

         2.2 First Amendment to the Agreement and Plan of Merger dated as of June 1, 2001, among the Company, Telemate and Titan. (**)

         4.1      Amendment of Articles of Incorporation of the Company.

         4.2      Amendment to Bylaws of the Company.

         99.1 Form Affiliate Agreement executed in connection with the Merger Agreement. (*)

         99.2     Press Release dated November 16, 2001.

         (*) Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on May 16, 2001.

         (**) Incorporated by reference to Amendment No. 1 to the Company's Current Report on Form 8-K/A filed with the SEC on June 4, 2001.